Exhibit (h)(3)(h)

SCHEDULE A

TRANSAMERICA SERIES TRUST

OPERATING EXPENSE LIMITS

This Agreement relates to the following Funds of the Company as of September 17, 2012:

FUND NAME	MAXIMUM OPERATING EXPENSE LIMIT EFFECTIVE	EXPENSE LIMIT
Transamerica AEGON Asset Allocation – Conservative VP	May 1, 2012	0.80%
Transamerica AEGON Asset Allocation - Moderate VP	May 1, 2012	0.80%
Transamerica AEGON Asset Allocation - Moderate Growth VP	May 1, 2012	0.80%
Transamerica AEGON High Yield Bond VP	May 1, 2012	0.85%
Transamerica AEGON Money Market VP	May 1, 2012	0.57%
Transamerica AEGON U.S. Government Securities VP	May 1, 2012	0.63%
Transamerica AllianceBernstein Dynamic Allocation VP	May 1, 2012	1.15%
Transamerica Asset Allocation – Conservative VP	May 1, 2012	0.25%
Transamerica Asset Allocation – Growth VP	May 1, 2012	0.25%
Transamerica Asset Allocation – Moderate Growth VP	May 1, 2012	0.25%
Transamerica Asset Allocation – Moderate VP	May 1, 2012	0.25%
Transamerica BlackRock Global Allocation VP	May 1, 2012	0.25%
Transamerica BlackRock Large Cap Value VP	May 1, 2012	1.00%
Transamerica BlackRock Tactical Allocation VP	May 1, 2012	0.25%
Transamerica Clarion Global Real Estate Securities VP	May 1, 2012	1.00%
Transamerica Efficient Markets VP	May 1, 2012	0.52%
Transamerica Hanlon Income VP	May 1, 2012	1.00%
Transamerica Index 100 VP	May 1, 2012	0.40%
Transamerica Index 35 VP	May 1, 2012	0.37%
Transamerica Index 50 VP	May 1, 2012	0.37%
Transamerica Index 75 VP	May 1, 2012	0.37%
Transamerica International Moderate Growth VP	May 1, 2012	0.25%
Transamerica Janus Balanced VP	December 9, 2012	1.00%
Transamerica Jennison Growth VP	May 1, 2012	0.94%
Transamerica JPMorgan Core Bond VP	May 1, 2012	0.70%
Transamerica JPMorgan Enhanced Index VP	May 1, 2012	0.84%
Transamerica JPMorgan Mid Cap Value VP	May 1, 2012	1.00%
Transamerica JPMorgan Tactical Allocation VP	May 1, 2012	1.00%
Transamerica Legg Mason Dynamic Allocation – Balanced VP	May 1, 2012	0.77%
Transamerica Legg Mason Dynamic Allocation – Growth VP	May 1, 2012	0.79%
Transamerica Madison Balanced Allocation VP	May 1, 2012	0.35%
Transamerica Madison Conservative Allocation VP	May 1, 2012	0.35%
Transamerica Madison Diversified Income VP	May 1, 2012	1.10%
Transamerica Market Participation Strategy VP	September 17, 2012	0.82%
Transamerica MFS International Equity VP	May 1, 2012	1.125%
Transamerica Morgan Stanley Active International Allocation VP	May 1, 2012	1.07%

Transamerica Morgan Stanley Capital Growth VP	May 1, 2012	0.90%
Transamerica Morgan Stanley Mid-Cap Growth VP	May 1, 2012	1.00%
Transamerica Multi-Managed Balanced VP	May 1, 2012	1.00%
Transamerica Multi Managed Large Cap Core VP	May 1, 2012	0.84%
Transamerica PIMCO Real TIPS Return VP	May 1, 2012	0.90%
Transamerica PIMCO Tactical – Balanced VP	September 17, 2012	1.00%
Transamerica PIMCO Tactical – Conservative VP	September 17, 2012	1.00%
Transamerica PIMCO Tactical – Growth VP	September 17, 2012	1.00%
Transamerica PIMCO Total Return VP	May 1, 2012	0.80%
Transamerica ProFund UltraBear VP	May 1, 2012	0.98%
Transamerica Systematic Small/Mid Cap Value VP	May 1, 2012	0.89%
Transamerica T. Rowe Price Small Cap VP	May 1, 2012	1.00%
Transamerica Third Avenue Value VP	May 1, 2012	1.00%
Transamerica WMC Diversified Growth II VP	May 1, 2012	0.30%
Transamerica WMC Diversified Growth VP	May 1, 2012	0.85%

SCHEDULE B

TRANSAMERICA SERIES TRUST

FUNDS SUBJECT TO EXPENSE REIMBURSEMENT

FUND NAME
Transamerica AEGON Active Asset Allocation - Conservative VP
Transamerica AEGON Active Asset Allocation - Moderate Growth VP
Transamerica AEGON Active Asset Allocation - Moderate VP
Transamerica AEGON High Yield Bond VP
Transamerica AEGON Money Market VP
Transamerica AEGON U.S. Government Securities VP
Transamerica AllianceBernstein Dynamic Allocation VP
Transamerica Asset Allocation – Conservative VP
Transamerica Asset Allocation – Growth VP
Transamerica Asset Allocation – Moderate VP
Transamerica Asset Allocation - Moderate Growth VP
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Large Cap Value VP
Transamerica BlackRock Tactical Allocation VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica Efficient Markets VP
Transamerica Hanlon Income VP
Transamerica Index 35 VP
Transamerica Index 50 VP
Transamerica Index 75 VP
Transamerica Index 100 VP
Transamerica International Moderate Growth VP
Transamerica Janus Balanced VP
Transamerica Jennison Growth VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Legg Mason Dynamic Allocation – Balanced VP
Transamerica Legg Mason Dynamic Allocation – Growth VP
Transamerica Madison Balanced Allocation VP
Transamerica Madison Conservative Allocation VP
Transamerica Madison Diversified Income VP
Transamerica Market Participation Strategy VP
Transamerica MFS International Equity VP
Transamerica Morgan Stanley Active International Allocation VP
Transamerica Morgan Stanley Capital Growth VP
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Multi Managed Balanced VP
Transamerica Multi Managed Large Cap Core VP

Transamerica PIMCO Real Return TIPS VP
Transamerica PIMCO Tactical – Balanced VP
Transamerica PIMCO Tactical – Conservative VP
Transamerica PIMCO Tactical – Growth VP
Transamerica PIMCO Total Return VP
Transamerica ProFund UltraBear VP
Transamerica Systematic Small/Mid Cap Value VP
Transamerica T. Rowe Price Small Cap VP
Transamerica Third Avenue Value VP
Transamerica WMC Diversified Growth VP
Transamerica WMC Diversified Growth II VP